UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2025

Cartesian Growth Corporation III
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-42629 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

505 Fifth Avenue, 15th Floor New York, New York (Address of principal executive offices)	10017 (Zip Code)

(212) 461-6363 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CGCTU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CGCT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CGCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into A Material Definitive Agreement

On December 17, 2025, Cartesian Growth Corporation III, a Cayman Islands exempted company (“CGC”), Fenway MS, Inc., a Delaware corporation (“Merger Sub”), and Factorial Inc., a Delaware corporation (“Factorial”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). The Business Combination Agreement and the transactions contemplated thereby (the “Business Combination”) were unanimously approved by the boards of directors and special committees comprised of independent and disinterested members of the boards of directors of each of CGC and Factorial. The Business Combination is expected to close in mid-2026, following the receipt of the requisite approvals of CGC shareholders and Factorial stockholders and the fulfillment of other customary closing conditions. Capitalized terms used but not expressly defined in this Current Report on Form 8-K shall have the meanings ascribed to them in the Business Combination Agreement.

Factorial is a leader in solid-state battery technology. Factorial’s solid-state cells have been validated through real-world testing and OEM collaborations, including integration into a lightly modified Mercedes-Benz EQS test vehicle achieving over 1,200 km of range on a single charge with 106 Ah cells and Stellantis-verified 77Ah cells demonstrating high energy density, fast charging, and robust performance across temperature extremes. Beyond passenger vehicles, Factorial is expanding into high-growth defense, aerospace, and robotics applications where high power, ability to operate across extreme temperature ranges, and lightweight performance are mission-critical.

Business Combination Agreement

The Domestication

The Business Combination Agreement provides, among other things, that at least one day prior to the closing of the transactions contemplated by the Business Combination Agreement (the “Closing” and the date upon which the Closing actually occurs, the “Closing Date”), CGC will de-register from the Register of Companies in the Cayman Islands and transfer by way of continuation from the Cayman Islands to Delaware and domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”) and Part Twelve of the Cayman Islands Companies Act (2025 Revision) (the “Domestication”). In connection with the Domestication, (i) each outstanding Class A ordinary share of CGC (each, a “CGC Class A Share”), each outstanding Class B ordinary share of CGC and each outstanding preference share of CGC will be converted into one share of Series A common stock, par value $0.00001 per share, of CGC (the “New Factorial Series A Common Stock”), (ii) CGC will file the New Factorial COI with the Secretary of State of the State of Delaware and adopt the New Factorial Bylaws (each, as defined and described below) and (iii) CGC’s name will be changed to “Factorial Holdings, Inc.” (the resulting post-Closing entity, “New Factorial”).

CGC Shareholder Redemptions

CGC will provide the holders of CGC Class A Shares the right to have all or a portion of their CGC Class A Shares redeemed for cash in connection with the Business Combination, in accordance with CGC’s governing documents, for a per-share price equal to the pro rata portion of the funds then in CGC’s trust account (including interest not previously released to pay taxes). Any such redemptions will occur immediately prior to the consummation of the Domestication.

The Merger

Subject to the terms and conditions of the Business Combination Agreement, promptly following the Domestication, Merger Sub will merge with and into Factorial, with Factorial as the surviving company in the merger and, after giving effect to such merger, as a wholly-owned subsidiary of New Factorial (the “Merger”). At the time the Merger becomes effective (the “Effective Time”), (i) each share of Factorial common stock (collectively, “Factorial Common Shares”) issued and outstanding as of immediately prior to the Effective Time (including such shares issued upon (x) the conversion or exercise of the Company Warrants, (y) the conversion of the Company Convertible Notes, and (z) the conversion of all shares of Factorial preferred stock into Factorial Common Shares prior to the Effective Time in accordance with the terms of the Business Combination Agreement, but excluding Factorial Common Shares held in treasury, by the Founders or by Factorial stockholders who have properly demanded appraisal of such Factorial Common Shares in accordance with Section 262 of the DGCL) will be automatically canceled and extinguished and converted into the right to receive a number of shares of New Factorial Series A Common Stock equal to an exchange ratio, which is based on an implied Factorial fully-diluted equity value of $1,100,000,000 and subject to certain adjustments as set forth in the Business Combination Agreement (the “Exchange Ratio”); (ii) each share of Factorial common stock or preferred stock held by the Founders issued and outstanding as of immediately prior to the Effective Time will be automatically canceled and extinguished and converted into the right to receive a number of shares of Series B common stock, par value $0.00001 per share, of New Factorial (the “New Factorial Series B Common Stock,” and together with the New Factorial Series A Common Stock, the “New Factorial Common Stock”) equal to the Exchange Ratio; (iii) each option to purchase Factorial Common Shares (each, a “Factorial Option”), whether vested or unvested, will cease to represent the right to purchase Factorial Common Shares and will be canceled in exchange for options to purchase New Factorial Series A Common Stock under the equity incentive plan to be adopted by CGC in advance of the Closing (the “New Factorial Equity Incentive Plan”), in an amount equal to the product (rounded down to the nearest whole number) of (x) the number of Factorial Common Shares subject to such Factorial Option immediately prior to the Effective Time, multiplied by (y) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to the quotient of (i) the exercise price per share of such Factorial Option immediately prior to the Effective Time, divided by (ii) the Exchange Ratio, and generally subject to the same terms and conditions (including applicable vesting, expiration and forfeiture provisions) that applied to the corresponding Factorial Option immediately prior to the Effective Time; and (iv) each restricted stock unit award that is outstanding with respect to Factorial Common Shares (each, a “Factorial RSU Award”), whether vested or unvested, will cease to have any rights in respect of the Factorial Common Shares and will be canceled in exchange for a restricted stock unit award under the New Factorial Equity Incentive Plan that settles in a number of shares of New Factorial Series A Common Stock (rounded down to the nearest whole share) in an amount and subject to such terms and conditions, in each case, as to be set forth on an allocation schedule, that will generally be subject to the same terms and conditions (including applicable vesting, expiration and forfeiture provisions) that applied to the corresponding Factorial RSU Award immediately prior to the Effective Time.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto (the “Parties”) that are customary for transactions of this type, including with respect to the operations of CGC and Factorial prior to the Closing and the preparation and filing of a registration statement on Form S-4 relating to the Business Combination containing a prospectus and proxy statement of CGC (the “Registration Statement / Proxy Statement”) with the Securities and Exchange Commission (the “SEC”). The Parties have also undertaken to procure clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). In addition, the board of directors of CGC has agreed to adopt the New Factorial Equity Incentive Plan and the New Factorial Employee Stock Purchase Plan effective as of one day prior to the Closing Date (as defined and described below) prior to the effectiveness of the Registration Statement / Proxy Statement, as described in the Business Combination Agreement. CGC and Factorial have agreed to apply good faith efforts to seek support and approval of the significant holders of the CGC Public Warrants to amend the warrant agreement to provide for the conversion of each CGC Public Warrant into shares of CGC Class A Share as promptly as possible at a ratio and time to be determined based on negotiations with and approval of such holders. At or prior to the Closing, CGC shall cause the CGC Private Warrant Exchange Agreement to be executed to provide that each CGC Private Warrant will convert into CGC Class A Shares at the same exchange ratio as the CGC Public Warrants are exchanged pursuant to the warrant agreement amendment.

Governance

CGC has agreed to take all action within its power as may be necessary or appropriate such that, effective immediately after the Closing, the New Factorial board of directors will initially consist of seven directors, which will be divided into three classes.

Conditions to Closing

The obligation of CGC and Factorial to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under the HSR Act, (ii) no legal restraint or prohibition issued by any governmental entity enjoining, prohibiting or preventing the consummation of the Business Combination being in effect, (iii) the effectiveness of the Registration Statement / Proxy Statement, (iv) receipt of the requisite approvals and consents of CGC’s shareholders and Factorial’s stockholders, and (v) the approval for listing of the New Factorial Series A Common Stock (including, for the avoidance of doubt, the shares of New Factorial Series A Common Stock to be issued pursuant to the Merger) on Nasdaq.

The obligation of CGC to consummate the Business Combination is also subject to the fulfillment of other customary closing conditions, including, but not limited to, there having been no Company Material Adverse Effect since the date of the Business Combination Agreement that is continuing.

The obligation of Factorial to consummate the Business Combination is also subject to the fulfillment of other customary closing conditions, including, but not limited to, (i) there having been no CGC Material Adverse Effect since the date of the Business Combination Agreement that is continuing, (ii) the consummation of the Domestication, and (iii) each PIPE Investor having funded the Purchase Price for such PIPE Investor’s Purchased Shares pursuant to such PIPE Investor’s Investor Stock Purchase Agreement into an escrow account and such PIPE Investor having otherwise fully performed its obligations thereunder and CGC having issued to the escrow agent such escrow release instructions as are required by the Investor Stock Purchase Agreements and/or such PIPE Investor having purchased any shares subject to any non-redemption agreement (in accordance with the provisions of such Investor Stock Purchase Agreement) to which such PIPE Investor is a party and otherwise fully performed its obligations under such non-redemption agreement.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to, (i) by mutual written consent of CGC and Factorial, (ii) by CGC if the representations and warranties of Factorial are not true and correct or if Factorial fails to perform any pre-closing covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) termination by Factorial if the representations and warranties of any CGC Party are not true and correct or if any CGC Party fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) subject to certain limited exceptions, by either CGC or Factorial if the Business Combination is not consummated by November 12, 2026, (v) by either CGC or Factorial if the requisite CGC shareholder approvals are not obtained after the conclusion of the meeting at which CGC’s shareholders voted on such matters, (vi) by either CGC or Factorial, if any governmental entity has issued a final and non-appealable order prohibiting the Business Combination; and (vii) by CGC if Factorial’s stockholders do not deliver to CGC a written consent approving the Business Combination within two business days following the date on which the Registration Statement / Proxy Statement is declared effective.

If the Business Combination Agreement is validly terminated, none of the Parties will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations, except in the case of Willful Breach or Fraud.

New Factorial Equity Incentive Plan and New Factorial Employee Stock Purchase Plan

Prior to the effectiveness of the Registration Statement / Proxy Statement, the board of directors of CGC will approve and adopt, effective as of one day prior to the Closing Date, in each case subject to approval by the CGC shareholders, the New Factorial Equity Incentive Plan and an employee stock purchase plan (the “New Factorial Employee Stock Purchase Plan”) to provide eligible service providers of New Factorial and certain affiliated companies with the opportunity to purchase New Factorial Series A Common Stock and/or acquire a proprietary interest in New Factorial. The New Factorial Equity Incentive Plan will provide for equity incentive compensation grants to employees and consultants (including non-employee directors) in the form of stock options (both non-qualified stock options and incentive stock options), stock appreciation rights, restricted stock, restricted stock units, and other stock-based and cash-based awards. The New Factorial Employee Stock Purchase Plan will permit eligible employees to purchase New Factorial Series A Common Stock at a discount under (i) a component that is intended to be qualified under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) a component that is not intended to be so qualified under Section 423 of the Code.

The initial number of shares of New Factorial Series A Common Stock reserved and available for issuance under the New Factorial Equity Incentive Plan will equal 15% of New Factorial’s fully-diluted shares as of the effective date of the plan. The initial number of shares of New Factorial Series A Common Stock available for issuance under the New Factorial Equity Incentive Plan shall be reduced by the number of shares of New Factorial Series A Common Stock reserved for issuance upon vesting of unvested Factorial equity awards, but shall be in addition to the number of shares of Series A Common Stock issuable pursuant to vested Factorial equity awards. Additionally, the number of shares of New Factorial Series A Common Stock reserved and available for issuance under the New Factorial Equity Incentive Plan will be automatically cumulatively increased on the first day of each fiscal year beginning with the 2027 fiscal year by (i) 5% of the sum of the number of shares of New Factorial Common Stock issued and outstanding (the “Outstanding Shares”) on the immediately preceding December 31 or (ii) such lesser number of shares as determined by the administrator of the New Factorial Equity Incentive Plan.

The initial number of shares of New Factorial Series A Common Stock reserved and available for issuance under the New Factorial Employee Stock Purchase Plan will equal 2% of New Factorial’s fully-diluted shares as of the effective date of the plan. Additionally, on January 1, 2027, and each January 1 thereafter through January 1, 2036, the number of shares of New Factorial Series A Common Stock reserved and available for issuance under the New Factorial Employee Stock Purchase Plan will be cumulatively increased by the least of (i) 2% of the Outstanding Shares on the immediately preceding December 31, (ii) a fixed number of shares or (iii) such number of shares as determined by the administrator of the New Factorial Employee Stock Purchase Plan.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement and any related agreements. The Business Combination Agreement contains representations, warranties and covenants that the respective Parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective Parties and are subject to important qualifications and limitations agreed to by the Parties in connection with negotiating such agreement. It is not intended to provide any other factual information about CGC, Factorial, or any other Party to the Business Combination Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the Parties, are subject to limitations agreed upon by the Parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the Parties instead of establishing these matters as facts) and are subject to standards of materiality applicable to the Parties that may differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any Party to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in CGC’s public disclosures.

The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the Business Combination Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K.

Related Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, CGC, CGC III Sponsor LLC, a Cayman Islands exempted limited company (the “Sponsor”), and Factorial entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor, as a holder of CGC’s Class B ordinary shares (the “Sponsor Shares”), has agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the Business Combination, (ii) waive any adjustment to the conversion ratio set forth in the governing documents of CGC or any other anti-dilution or similar protection with respect to the Class B ordinary shares (whether resulting from the transactions contemplated by the Business Combination Agreement or otherwise), (iii) be bound by certain other covenants and agreements related to the Business Combination, (iv) be bound by certain transfer restrictions with respect to its shares in CGC prior to the Closing, (v) be subject to certain transfer restrictions provided in the New Factorial Bylaws, and (vi) waive redemption rights with respect to the Sponsor Shares, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement.

A copy of the Sponsor Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference thereto.

PIPE Financing (Private Placement)

Concurrently with the execution of the Business Combination Agreement, on December 17, 2025, CGC entered into a Stock Purchase Agreement (the “Sponsor Stock Purchase Agreement”) with an affiliate of the Sponsor (the “Sponsor Investor”) and a Stock Purchase Agreement (the “Institutional Investor Stock Purchase Agreement,” and together with the Sponsor Stock Purchase Agreement, “Investor Stock Purchase Agreements”) with a certain institutional investor (the “Institutional Investor,” and together with the Sponsor Investor, the “PIPE Investors”). Pursuant to (i) the Sponsor Stock Purchase Agreement, the Sponsor Investor agreed to subscribe for and purchase, and CGC agreed to issue and sell to the Sponsor Investor, on the Closing Date, an aggregate number of shares of New Factorial Series A Common Stock equal to $25,000,000 divided by the Redemption Price (as defined in the CGC certificate of incorporation) and (ii) the Institutional Investor Stock Purchase Agreement, the Institutional Investor agreed to subscribe for and purchase, and CGC agreed to issue and sell to the Institutional Investor, on the Closing Date, an aggregate number of shares of New Factorial Series A Common Stock equal to $75,000,000 divided by $10.00, for aggregate gross proceeds of $100,000,000 (the “PIPE Financing”).

The obligations of each party to consummate the PIPE Financing are conditioned upon, among other things, (i) the New Factorial Series A Common Stock (including the New Factorial Series A Common Stock issuable to the PIPE Investors pursuant to the Investor Stock Purchase Agreements) having been approved for listing on Nasdaq or the New York Stock Exchange; (ii) all conditions precedent to the Closing shall have been satisfied or waived and the closing of the Business Combination shall be scheduled to occur substantially concurrently with the closing of the PIPE Financing; and (iii) the absence of specified adverse judgements, orders, laws, rules or regulations enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Investor Stock Purchase Agreements.

The obligations of CGC to consummate the PIPE Financing are further subject to additional conditions, including, among other things: (i) material truth and accuracy of the representations and warranties of the PIPE Investors, subject to customary bringdown standards; and (ii) material compliance by the PIPE Investors with their covenants, agreements and conditions under the Investor Stock Purchase Agreements.

The obligations of the PIPE Investors to consummate the PIPE Financing are further subject to additional conditions, including, among other things: (i) the material truth and accuracy of the representations and warranties of CGC in the Investor Stock Purchase Agreements, subject to customary bringdown standards; and (ii) material compliance by CGC with its covenants, agreements and conditions under the Investor Stock Purchase Agreements.

The Investor Stock Purchase Agreements provide that CGC will grant the PIPE Investors certain customary registration rights.

The foregoing description of the Investor Stock Purchase Agreements and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the form of Investor Stock Purchase Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, New Factorial, Sponsor, Cantor Fitzgerald & Co. (“Cantor”) and certain stockholders of Factorial will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, among other things, New Factorial will agree that, within 30 calendar days following the Closing Date, New Factorial will file with the SEC (at New Factorial’s sole cost and expense) a registration statement registering the resale of certain shares of New Factorial Series A Common Stock held by or issuable to the parties thereto (the “Resale Registration Statement”), and New Factorial will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Such holders will be entitled to customary piggyback registration rights and demand registration rights, including underwritten demands.

The Registration Rights Agreement amends and restates the registration rights agreement that was entered into by CGC, Cantor, the Sponsor and CGC III Sponsor DirectorCo LLC in connection with CGC’s initial public offering. The Registration Rights Agreement will terminate on the earlier of (a) the seven year anniversary of the date of the Registration Rights Agreement or (b) with respect to any holder party thereto, on the date that such holder no longer holds any Registrable Securities (as defined therein).

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

New Factorial Certificate of Incorporation and New Factorial Bylaws

Concurrently with the Domestication, and prior to the Effective Time, CGC will file a certificate of incorporation with the Secretary of State of the State of Delaware (“New Factorial COI”) and will adopt bylaws (“New Factorial Bylaws”), which together will govern the rights, privileges, and preferences of the holders of New Factorial securities after the Closing.

Pursuant to the New Bylaws, the Sponsor and certain Factorial stockholders will be prohibited from transferring (except for certain permitted transfers) any shares of New Factorial Common Stock held by such holder (the “Lock-up Shares”) beginning on the Closing Date and ending (i) with respect to 25% of the Lock-Up Shares, on the date 180 days after the Closing Date (the “Six-Month Lock-Up Date”), (ii) with respect to 25% of the Lock-Up Shares, on the date 270 days after the Closing Date (the “Nine-Month Lock-Up Date”) and (iii) with respect to 50% of the Lock-Up Shares, on the first anniversary of the Closing Date (the “One Year Lock-Up Date” and each of the Six-Month Lock-Up Date, the Nine-Month Lock-Up Date and the One Year Lock-Up Date, a “Lock-Up Termination Date”)); provided, however, that, on the dates on which certain trading price conditions are satisfied, such transfer restrictions will terminate with respect to one-third of the Lock-Up Shares (“Early Release Lock-Up Shares”), with such Early Release Lock-Up Shares allocated first among the Lock-Up Shares with the earliest Lock-Up Termination Date that has not yet occurred and successively to each remaining tranche of Lock-Up Shares in chronological order. The foregoing transfer restrictions will not apply to a specified number of shares (such number to be agreed upon prior to Closing) held by each such holder.

The foregoing descriptions of the New Factorial COI and New Factorial Bylaws do not purport to be complete and are qualified in their entirety by the terms and conditions of the forms of the New Factorial COI and New Factorial Bylaws, copies of which are included as Exhibit E and Exhibit F, respectively, to the Business Combination Agreement (attached as Exhibit 2.1 hereto), and the terms of which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of New Factorial Series A Common Stock in connection with the transactions contemplated by the Investor Stock Purchase Agreements is incorporated by reference herein. The shares of New Factorial Series A Common Stock issuable to the PIPE Investors pursuant to the Investor Stock Purchase Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

On December 18, 2025, CGC and Factorial issued a press release announcing the Business Combination. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation, dated November 2025.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of CGC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Additional Information about the Proposed Business Combination and Where to Find It

The proposed Business Combination will be submitted to shareholders of CGC for their consideration. CGC intends to file a registration statement on Form S-4 with the SEC, which will include preliminary and definitive proxy statements to be distributed to CGC’s shareholders in connection with CGC’s solicitations of proxies from CGC’s shareholders with respect to the proposed business combination and other matters to be described in the registration statement, as well as the prospectus relating to the offer of the securities to be issued to the stockholders of Factorial in connection with the completion of the proposed Business Combination. After the registration statement has been filed and declared effective, CGC will mail a definitive proxy statement/prospectus and other relevant documents relating to the proposed Business Combination and other matters to be described in the registration statement to Factorial stockholders and CGC shareholders as of a record date to be established for voting on the proposed Business Combination. Before making any voting or investment decision, CGC shareholders, Factorial stockholders, and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC by CGC in connection with the proposed Business Combination and other matters to be described in the registration statement, when they become available because they will contain important information about CGC, Factorial and the proposed Business Combination. Shareholders will also be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed by CGC with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a written request to Cartesian Growth Corporation III, 505 Fifth Avenue, 15th Floor, New York, New York 10017.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; financing and other business milestones; potential benefits of the proposed Business Combination and other related transactions; and expectations relating to the proposed Business Combination and other related transactions. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Factorial’s and CGC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Factorial and CGC. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the Parties to successfully or timely consummate the proposed Business Combination and other related transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcements or other actions relating to SPACs) that could adversely affect the combined company or the expected benefits of the proposed Business Combination and other related transactions; failure to realize the anticipated benefits of the proposed Business Combination and other related transactions; ability to successfully consummate the PIPE Financing, or obtain additional financing; ability to attract and retain qualified personnel; global economic and political conditions; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; legal and regulatory changes; the outcome of any legal proceedings that may be instituted against CGC or Factorial related to the proposed Business Combination; the effects of competition on Factorial’s future business; the approval by CGC’s public shareholders of the Business Combination and related transactions, the amount of redemption requests made by CGC’s public shareholders. Additional risks related to Factorial’s business include, but are not limited to: The development of batteries is complex and the timing of development cannot be assured. Delays in the development of its batteries could adversely affect Factorial’s business and prospects; Factorial may be unable to adequately control the costs associated with its operations and the components necessary to develop and commercialize its solid-state battery technology; Factorial may not be able to accurately estimate the future supply and demand for its batteries, which could result in a variety of inefficiencies in its business and hinder its ability to generate revenue and profits; Factorial’s expectations and targets regarding when it will achieve various technical, pre-production and production objectives depend in large part upon assumptions and analyses developed by Factorial. If these assumptions or analyses prove to be incorrect, Factorial may not achieve these milestones when expected or at all; if Factorial’s existing customers with whom it has collaboration agreements do not make subsequent purchases from it, Factorial will not receive revenue from such customers, and its results of operations would be adversely impacted; Factorial is an early-stage company with a history of financial losses and expect to incur significant expenses and continuing losses from operations; Factorial’s business plan has yet to be tested, and it may not succeed in executing on its strategic plans, including commercialization; Factorial relies heavily on its intellectual property portfolio. If it is unable to protect its intellectual property rights, Factorial’s business and competitive position would be harmed; Factorial’s patent applications may not result in issued patents or its patent rights may be contested, circumvented, invalidated or limited in scope, any of which could have a material adverse effect on its ability to prevent others from interfering with its commercialization of it products; governmental trade controls, including export and import controls, sanctions, customs requirements and related regimes, could subject Factorial to liability or loss of contracting privileges, limit its ability to transfer technology or compete in certain markets and affect its ability to hire qualified personnel; and changes in U.S. and foreign government policy, including the imposition of or increases in tariffs and changes to existing trade agreements, could have a material adverse effect on global economic conditions and Factorial’s business, financial condition, results of operations and prospects. Additional risks related to CGC include those factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in CGC’s final prospectus for its initial public offering filed with the SEC on May 5, 2025 (“CGC IPO Final Prospectus”), and in those documents that CGC has filed, or will file, with the SEC.

If any of these risks materialize or CGC’s or Factorial’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CGC nor Factorial presently know or that CGC and Factorial currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CGC’s and Factorial’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K and are qualified in their entirety by reference to the cautionary statements herein. CGC and Factorial anticipate that subsequent events and developments will cause CGC’s and Factorial’s assessments to change. These forward-looking statements should not be relied upon as representing CGC’s and Factorial’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither CGC, Factorial nor any of their respective affiliates undertake any obligation to update these forward-looking statements, except as required by law.

Participants in the Solicitation

CGC, Factorial, and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from CGC’s shareholders with respect to the proposed Business Combination and the other matters set forth in the registration statement. Information regarding CGC’s directors and executive officers, and a description of their interests in CGC is contained in the CGC IPO Final Prospectus, which was filed with the SEC and is available free of charge at the SEC’s website located at www.sec.gov, or by directing a request to Cartesian Growth Corporation III, 505 Fifth Avenue, 15th Floor, New York, New York 10017. Additional information regarding the interests of such participants in the proxy solicitation and a description of their direct and indirect interests, will be contained in the proxy statement/prospectus relating to the proposed Business Combination when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

This Current Report on Form 8-K is not a substitute for the registration statement or for any other document that CGC and Factorial may file with the SEC in connection with the proposed Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by CGC, without charge, at the SEC’s website located at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities, in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the proposed Business Combination or any related transactions, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This Current Report on Form 8-K is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1†	Business Combination Agreement, dated as of December 17, 2025, by and among Cartesian Growth Corporation III, Fenway MS, Inc., and Factorial Inc.
10.1	Sponsor Support Agreement, dated as of December 17, 2025, by and among Cartesian Growth Corporation III, CGC III Sponsor LLC and Factorial Inc.
10.2	Form of Stock Purchase Agreement.
10.3	Form of Amended and Restated Registration Rights Agreement.
99.1	Press Release, dated December 18, 2025.
99.2	Investor Presentation, dated November 2025.
104	Cover Page Interactive Data File, formatted in Inline XBRL

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cartesian Growth Corporation III

By:	/s/ Peter Yu
Name: Peter Yu
Title: Chief Executive Officer

Date: December 18, 2025